Exhibit 99.1

Disease - modifying medicines for degenerative disorders January 2022

Forward-looking Statement

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding the Company's cash and financial resources and its clinical development plans, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission and are available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TRADEMARKS

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MARKET & INDUSTRY DATA

Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although the Company believes that its third party-sources are reliable, the Company cannot guarantee the accuracy or completeness of its sources. The Company's management estimates are derived from third-party sources, publicly available information, the Company's knowledge of its industry and assumptions based on such information and knowledge. The Company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the Company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the Company's expressed projections, estimates and assumptions or those provided by third parties.

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COGNITION™ Therapeutics

3 Who We Are Targeting unmet needs in age - related degenerative disorders of the central nervous system and retina such as Alzheimer’s disease, dementia with Lewy bodies (DLB), dry age - related macular degeneration (dry AMD), and Parkinson’s disease Functionally distinct therapeutic approach focused on the sigma - 2 (σ - 2) receptor complex, backed by decades of expertise in the biology of synaptic function and plasticity Received over $160 million in non - dilutive funding through key collaborations with the National Institute of Aging and other thought - leading institutions Multiple Phase 2 programs expected to provide significant value - creating milestones and data readouts over the next 12 to 24 months Expanding pipeline through our proprietary NICE screening platform, strategic alliances and acquisitions Seasoned management team with broad scientific, drug development and commercial expertise; experienced board and advisors

4 Addressing Degenerative Disease by Targeting Sigma - 2 ( σ - 2) σ - 2 receptor complex components, PGRMC1 and TMEM97, control or influence these processes Cellular Homeostasis Degeneration Dysfunction / Death Several key cellular processes (vesicle trafficking and autophagy) required for homeostasis are disrupted in disease Build - up of age - related stressors (protein aggregates, oxidative stress, inflammation) leads to progressive cellular degeneration in diseases like Alzheimer’s, Parkinson’s and dry AMD resulting in declines in cognition, vision and other functions Untreated, degeneration leads to cell death, which in turn results in decreased quality of life and/or shorter life span OXIDATIVE STRESS PROTEIN AGGREGATES INFLAMMATION NUCLEUS ENDOPLASMIC RETICULUM VESICLE MITOCHONDRIA

Modulating σ-2 Receptor Restores Cellular Dysfunction



Neuronal Synapse
σ-2 receptors
σ-2 receptors
RPE Cell
σ-2 modulator
PGRMC1
TMEM97

- CT1812 is orally available, penetrates the blood brain barrier and binds selectively to the σ-2 receptor
- The σ-2 receptor complex is expressed in:
  - Brain: cortex, hippocampus, substantia nigra, cerebellum
  - Retina: retinal pigment epithelial (RPE) cells, retinal ganglion cells, photoreceptors
- The σ-2 receptor complex, TMEM97 and PGRMC1, regulates key cellular processes disrupted in degenerative diseases, such as:
  - Autophagy
  - Trafficking
  - Cell survival
  - Cell function

5
COGNITION Therapeutics

6 Product Candidate Target Indication Preclinical Phase 1 Phase 2 Phase 3 Funding CT1812 SEQUEL Mild - moderate AD $3.3M CT1812 SHINE Mild - moderate AD $30M CT1812 ACTC Early - stage AD $81M CT1812 DLB $30M CT1812 Dry AMD * CT2168 Synucleinopathies † CT2074 Dry AMD Pipeline * Provided the FDA agrees, we intend to proceed with a Phase 2 study supported by the Phase 1 AD studies † including Parkinson’s disease and DLB IND enabling studies IND enabling studies Please note: CT1812 and other pipeline candidates are not approved for use in the US or other jurisdictions

7 Completing • PK • Human AME • SEQUEL Conducting • SHINE (cohort 2) • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD * • IND - enabling studies for research compounds Key Upcoming Milestones * Subject to discussion with FDA 2021 2022 2023 Completed x SNAP x SPARC x SHINE (cohort 1) Completing • SHINE (cohort 2) Ongoing Studies • Phase 2 in DLB • Phase 2 with ACTC • Phase 2 in dry AMD Regulatory Actions • IND filings for pipeline compounds

Review of CT1812 for the Treatment of Alzheimer’s Disease Cognition Lead Program:

9 • Approx. 6.2 million individuals in United States are afflicted with Alzheimer’s disease 1 - Approximately 35 million people worldwide 2 - Prevalence expected to double by 2050 1 • Direct healthcare costs for patients with Alzheimer’s and other dementias is estimated to exceed $300 billion in the United States alone 1 - Projected to increase to $1+ trillion by 2050 1 Mild , 50.4% Moderate , 30.3% Severe , 19.3% Stages of Disease Afflicting Current Population of Alzheimer’s Patients Alzheimer’s Disease Market Overview 1) Economic Burden of Alzheimer Disease and Managed Care Considerations. Am J Manag Care. 2020;26:S177 - S183 2) World Health Organization Key Facts: Dementia

CT1812: A Synaptoprotective Approach to Alzheimer's Disease


Neuronal Synapse
Aβ oligomers
σ-2 modulator
Oligomer receptor
σ-2 receptors

- CT1812 penetrates the blood brain barrier and binds selectively to the σ-2 receptor
- By modulating σ-2, CT1812 displaces and prevents oligomers from binding to neurons and clears them into CSF
- Prevents synaptotoxicity and facilitates restoration of neuronal function

- Izzo NJ, et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimers disease modification. Alzheimers Dement. 2021;1–18
- Izzo NJ, et al. Alzheimers therapeutics targeting amyloid beta 1-42 oligomers II: Sigma-2/PGRMC1 receptors mediate Abeta 42 oligomer binding and synaptotoxicity PLoS One. 2014 Nov 12; 9(11):e111899
- Izzo NJ, et al. Alzheimers therapeutics targeting amyloid beta 1-42 oligomers I: Abeta 42 oligomer binding to specific neuronal receptors is displaced by drug candidates that improve cognitive deficits PLoS One. 2014 Nov 12; 9(11):e111898

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Alzheimer's Clinical Program Overview

	FIH / Safety		Proof of Concept / Mechanism				Impact on Disease Pathology	
Study	**SAD/MAD** COG0101 (n=93)	**DDI** COG0103 (n=15)	COG0102 (n = 19)	**SNAP** COG0104 (n=3)	**SPARC** COG0105 (n = 23)	**SEQUEL** COG0202 (n = 16)	**SHINE** COG0201 (n = 120)	**ACTC** COG0203 (n=540)
Population	Healthy Volunteers		Mild-Moderate Alzheimer's				Mild-Moderate Alzheimer's	Early Alzheimer's
Status	Completed 2015	Completed 2016	Completed 2018	Completed 1H2021	Enrollment completed	Ongoing	Ongoing Topline 1H2023	Enrollment commencing 2022
Results	Well tolerated	No clinically significant DDI	Well tolerated	Evidence of target engagement	Topline reported	Topline 2023	*Interim*: trend in cognitive improvement	

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COGNITION Therapeutics

Unique Protective Effect: *A673T-APP Mutation Supports CT1812 MoA*

- First variant associated with protection against Alzheimer's disease[1]
- Carriers are four times less likely to get Alzheimer's disease than non-carriers[2]
- Internal data demonstrates that mutant Aβ oligomers bind with four-fold lower affinity to neuronal synapses than normal protein
- To our knowledge, CT1812 is the only drug that mimics the protective effects of this mutation

Journal of Neurochemistry JNC The Official Journal of the International Society for Neurochemistry

Alzheimer's Protection Effect of A673T Mutation May Be Driven by Lower Aβ Oligomer Binding Affinity*

Colleen S. Limegrover, Harry LeVine III, Nicholas J. Izzo, Raymond Yurko, Kelsie Mozzoni, Courtney Rehak, Kelsey Sadlek, Hank Safferstein, Susan M. Catalano

Journal of Neurochemistry. doi: https://doi:10.1111/jnc.15212 wild-type Aβ oligomers
A673T protective mutant Aβ oligomers
7.0 µM
7.0 µM
wild-type Aβ oligomers
oligomers + CT1812

12

1) Jonsson, T et al. A mutation in APP protects against Alzheimer's disease and age-related cognitive decline. Nature 488, 96–99 (2012)
2) Andrews SJ et al. Protective Variants in Alzheimer's Disease. Curr Genet Med Rep. 2019 March ; 7(1): 1–12

COGNITION Therapeutics

13 Evidence of Target Engagement: SNAP (COG0104) First evidence of target engagement in humans, mirrors preclinical findings, corroborating our mechanism of action …and now in people with Alzheimer’s disease CT1812 oligomer receptor complex PGRMC1 σ - 2 receptor complex TMEM97 This displacement can be measured in the CSF in Alzheimer’s mice treated with CT1812 CT1812 mechanism of action: By binding to the σ - 2 receptor, CT1812 displaces A β oligomers from synapses, thus preventing synaptic toxicity MIE Measurement – CT1812 Dose administration hours % change ABOs in CSF v baseline MIE Measurement - Placebo hours Dose administration % change ABOs in CSF v baseline minutes MIE Measurement – Vehicle Dose administration % Basal CSF A β O MIE Measurement – CT1812 Dose administration minutes % Basal CSF A β O Izzo, NJ et al. Alzheimer's Dement. 2021; 17: 1365 - 1382. https://doi.org/10.1002/alz.12302 SNAP COG0104 Study (NCT03522129) funded by NIA grant 1RF1AG057780

Cognitive & Biological Outcomes

SHINE interim analysis yields promising evidence



Cognitive Outcome
placebo (n=8)
100 mg (n=8)
300 mg (n-8)
worsening
ADAS-Cog 11 (LS mean change From baseline, ± S.E.M.)
-4
-2
0
2
4
6
8
40
100
185
Day

- 3-point difference (ADAS-COG) between treated and untreated patients at day 185
- Clinically meaningful magnitude of change
- Trend for improved cognitive outcomes



CSF protein
placebo (n=7)
100 mg (n=4)
300 mg (n-8)
CSF Aβ1-42 (LS mean change From baseline, ± S.E.M., pg/mL)
200
100
0
-100
-200
*
*p = 0.017 (LS Mean difference from placebo, ANCOVA)

- Statistically significantly lower Aβ protein (p=0.017) in treated vs placebo patients
- Additional therapeutic impact on p-tau, synaptic and AD-related proteins



Study Design (n=120)
All doses: QD, oral
1:1:1
CT1812 300 mg
CT1812 100 mg
Placebo
Day 0
6 months
Screening:
Labs, exams, MRI, brain amyloid PET
Assessments:
Cognitive testing, Biomarkers (CSF/Plasma)

SHINE COG0201 Study (NCT03507790) funded by NIA grant R01AG058660

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NOTE: interim analysis of SHINE cohort A was not powered to detect statistically significant treatment differences

COGNITION Therapeutics

SPARC (COG0105) Results

First longitudinal study of [^{11}C]UCB-J tracer in AD patients

Study goals:

1. Primary objective: evaluate safety and tolerability of CT1812
2. Secondary objective: evaluate CT1812 via:
   - SV2A PET, FDG-PET, volumetric MRI and functional MRI
   - CSF biomarkers, cognitive and clinical endpoints

Results:

- Safety profile consistent with prior studies
- Trend towards preservation of brain volume (composite) in patients treated with CT1812 versus placebo (top right)
- Statistically significant ($p<0.05$) improvement in volume in three regions (bottom right)
- No significant treatment differences on other key endpoints including on the ADAS-Cog 11 and on SV2A signal change
- Analyses of biomarker and proteomic data underway; to be presented at 2022 medical meetings



LS Mean Change from Baseline in Volumetric MRI (Composite Region) Over Time by Treatment
LS Mean Change from Baseline (Mean ± S.E.M.)
15
10
5
0
-5
-10
-15
-20
-25
0
50
100
150
200
Visit (Day)
Placebo
100 mg
300 mg

MRI Brain Volume
6-mo change from baseline

	CT1812 (Pooled)	Placebo	P-value vs placebo
Hippocampus	-0.09 (0.08)	-0.40 (0.11)	0.0412
Prefrontal Cortex	-0.41 (0.95)	-4.80 (1.37)	0.0125
Pericentral Cortex	0.07 (0.53)	-2.90 (0.77)	0.0032

SPARC COG0105 Study (NCT03493282) funded by NIA grant RF1AG057553

15

COGNITION Therapeutics

16 • CT1812 is not approved for any indication. • No deaths or SAEs attributed to CT1812 have been reported in any studies (blinded or unblinded). • 96 of 150 subjects exposed to CT1812 experienced 239 TEAE’s, 66 reported as possibly related to study drug of which 9 were moderate or severe. • Notable laboratory abnormalities: at daily doses of 300 mg and higher, elevations in liver enzymes (AST/ALT, 5X ULN) have been reported in three subjects, which returned to normal after discontinuation of drug. These changes were not associated with changes in bilirubin or other signs of liver injury. Enzyme elevations have been observed in two additional patients in on - going studies that remain blinded. • More details of safety and tolerability associated with each trial can be found in our S1 filed with the Securities and exchange commission. Cognition Therapeutics is continuing to explore the safety and efficacy of CT1812 at doses of 300mg and below. Integrated Safety Summary

17 • COG0203: Phase 2 efficacy study, powered to show change in cognition: slowing or halting cognitive decline • Enrollment: 540 individuals with early Alzheimer’s disease  • Initiate in 2022 • Conducted in collaboration with premier NIA - funded Alzheimer’s clinical trial group • Up to 35 leading academic U.S. sites associated with consortium Expanded Patient Population: Early AD 540 - patient trial of CT1812 fully funded by $81M grant COG0203 Study funded by NIA grant R01AG065248

Synucleinopathies Disorders such as DLB and Parkinson’s disease that are characterized by deposits of α - synuclein aggregates (called Lewy bodies) that disrupt key cellular processes Cognition Pipeline:

19 • In the U.S., approximately 13 million people have a form of dementia 1 - DLB accounts for 1.4 million cases; and Parkinson’s disease 1 million cases; • Direct healthcare costs for patients with DLB are approximately $31.5 billion 2 ; approximately $25 billion 3 for Parkinson’s disease - For Parkinson’s disease patients in the U.S., direct medical costs include approximately $2.5 billion for medications Parkinson's Disease DLB Alzheimer's Disease Vascular Dementia Frontotemporal Dementia Dementias Estimated US Prevalence Synucleinopathies are 2nd only to AD in Prevalence 1) Milken Institute report: (2019) Reducing the Cost and Risk of Dementia: Recommendations to Improve Brain Health and Decrease Dis parities. 2) LBDA (extrapolated): LBD is the Most Expensive Dementia in America and Yingjia Chen et al Alzheimers Dement. 2019 3) MJFF and The Lewin Group: Economic Burden and Future Impact of Parkinson's Disease (2019) α - synuclein oligomers, which disrupt key cellular processes, are a hallmark of both disorders

σ-2 Modulators May be Disease Modifying in Synucleinopathies

Cellular and clinical biomarker evidence that σ-2 modulators have a beneficial impact

Cognition antagonists block the binding / internalization of α-synuclein oligomers at synapses.

α-synuclein oligomers | **α-synuclein oligomers + CT1812**



α-Synuclein oligomers in red

Cognition compounds (black and gray) reverse the effect of α-synuclein oligomers on LAMP2a (orange)



LAMP2A per neuron (%of vehicle)
250
200
150
100
50
0
**
n.s.
n.s.
vehicle
αSynO
CT1978 + αSynO
CT2168 + αSynO

α-synuclein oligomer-induced trafficking deficits (red) are reversed by Cognition drug (black)



membrane trafficking vesicles (% of vehicle)
120
100
80
60
40
20
vehicle
0.01
0.1
1.0
[αSynO] µM



vesicles (% vehicle)
110
100
90
80
70
60
Vehicle alone (no deficit)
α-synO + drug
Incubation with oligomers causes deficits in membrane trafficking rates
CTL
1.0
10
100
Drug Concentration (µM)

Limegrover CS, et al. Sigma-2 receptor antagonists rescue neuronal dysfunction induced by Parkinson's patient brain-derived α-synuclein. J Neurosci Res. 2021; 00: 1– 16

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COGNITION Therapeutics

DLB Phase 2 Funded with ~$30M NIA Grant



- Principal investigator: James E. Galvin, MD, MPH, professor of neurology and director of the Comprehensive Center for Brain Health
- Initiate Phase 2* in 1H 2022
- U Miami and 20+ academic sites

THE EVELYN F. McKNIGHT BRAIN INSTITUTE
UNIVERSITY OF MIAMI
Preserving memory, enhancing life


DLB Study (COG1201)
All doses: QD, oral
1:1:1
CT1812 300 mg (N=40)
CT1812 100 mg (N=40)
Placebo (N=40)
Baseline
Intervening visits
6 months
Screening:
DLB diagnosis
MRI
ICF for ApoE genotyping
LP consent for CSF
MMSE: 18-27
Assessments:
safety, MOCA, CDR, CAF, ESS, MDS-UPDRS III, ADCS-CGIC, ADAS-ADL, NPI
CSF - Aβ, tau, ptau, NFL, neurogranin, synaptotagmin, SNAP25

COG1201 Study funded by NIA grant R01AG071643-01

* Subject to discussion with FDA

21

COGNITION Therapeutics

22 • Jan 2022 cognition awarded a Therapeutic Pipeline Program Grant from The Michael J. Fox Foundation for Parkinson's Research (MJFF) • Will fund preclinical studies of two chemically distinct σ - 2 receptor modulators in animal models of Parkinson’s disease • Successful completion will inform selection of a clinical candidate and dose(s) MJFF Grant Award Supports Further Study in Parkinson’s Disease Models Grant Awarded: Preclinical in vivo proof of concept to advance a σ - 2 receptor antagonist for Parkinson’s disease

Dry Age - related Macular Degeneration Cognition Pipeline:

Role of σ-2 Receptor Complex in Dry AMD



σ-2
receptor
Oxidative
stress
Aβ
oligomers
Inflammation
RPE Cell

- **Expression:** In retinal pigment epithelial (RPE) cells, retinal ganglion cells, photoreceptors in retina
- **Human genetics:** Linked to dry AMD
- **Biology**: Regulates autophagy, protein trafficking, lipid metabolism dysregulated in dry AMD
- **Target validation:** TMEM97 knockdown has been shown to be protective

24

COGNITION Therapeutics

25 Human Genetics Points to a Role for TMEM97 in dAMD GWAS identified a SNP in TMEM97 - VTN locus that confers decreased risk of dAMD Locus identified in several independent and large - scale GWAS Yan et al. Human Molecular Genetics, 2018

26 • Clinical support: Proteomics analyses showed differential movement of proteins involved in dry AMD • Preclinical data: Regulates inflammatory response, ameliorate trafficking deficits and prevents cell death Goal: protect RPE cells from disease - relevant stressors Rationale for σ - 2 Modulators in Dry AMD RPE Cell σ - 2 receptor Oxidative stress A β oligomers Inflammation σ - 2 modulator

27 Unbiased Pathway Analysis of Patient Clinical Trial Proteomics Data Implicates CT1812 in dAMD 1. Generated list of proteins differentially expressed in CSF from CT1812 - vs. placebo - treated patients for each trial*timepoint 2. Performed Metacore pathway analysis of CSF (CT1812 vs placebo) across trials to ascertain which predesignated functional disease ontologies may be significantly affected 2. SHINE - A – Ph2 Clini cal Trial of σ - 2 Receptor Modulator, CT1812 (100, 300 mg) or Placebo in Mild - to - Moderate AD Patients Proteomics Analysis of CSF at 6 mo (N=18) 1. COG0102 – Ph2 Clini cal Trial of σ - 2 Receptor Modulator, CT1812 ( 90, 280, 560 mg) or Placebo in Mild - to - Moderate AD Patients Proteomics analysis of CSF at 6 mo (N=15) Proteomics datasets from two Phase 2 clinical trials Top Disease Ontologies 1. Geographic atrophy 2. Central nervous system diseases 3. Cognition disorders 4. Mental disorders 5. Psychiatry and psychology 6. Macular degeneration 7. Neurocognitive disorders 8. Rett syndrome 9. Dementia 10. Movement disorders 11. Neurodegenerative diseases 12. Brain diseases 13. Basal ganglia diseases 14. Anemia 15. Infections

Analysis of Alzheimer's Disease Patient Clinical Trial Data

Identification of proteins & pathways in AD patient proteomes affected by CT1812 that are linked to dAMD


Overlap
Proteins Altered by CT1812 vs placebo in AD patient biofluids (SHINE-A clinical trial)
Proteins Dysregulated in dry AMD tissue and biofluids (dAMD vs control)

Analysis included proteomics datasets from both plasma (1 & 6mo) and CSF (6 mo)

Data sources: Lynch et al.,2019, Yuan et al., 2010, Lambert et al. 2016

STRING Protein Interaction Network


V11.0 B String Oct 2020 release.

PPI enrichment p-value: 9.2e-09

Edge Confidence

low (0.150) medium (0.400) high (0.700) highest (0.900)

Enabled the identification of a subset of proteins and pathways genetically linked to or known to be dysregulated in dAMD that were regulated in AD patients biofluids given CT1812 vs placebo…

Provides preliminary proof of principle that the σ-2 modulator CT1812 may be capable of altering AMD-relevant proteins and pathways in an aged population

28

COGNITION Therapeutics

29 Data Indicate σ - 2 Modulators Rescue RPE Deficits and May be Protective in Dry AMD Cell Survival and Inflammatory Pathways are Altered by CT1812 vs Vehicle (p<0.05) u n t r e a t e d t r i g g e r + c o n t r o l 3 n M 3 0 n M 3 0 0 n M 3 u M 3 n M 3 0 n M 3 0 0 n M 3 u M 0 25 50 75 100 125 % Cell Survival trigger series 1 series 2 Series 1 Series 2 cell - death trigger Data Show σ - 2 Modulators Prevent Cell Death in Concentration - dependent Manner

In Vivo Pharmacokinetics Support Phase 2 for dry AMD

Orally administered CT1812 reaches the target tissue at >80% RO


Retinal and Brain Concentrations in Rats* Following Oral CT1812
Retina (ng/mL)
Brain Concentration (ng/g)
10000
1000
100
10
90% RO
80% RO
0
6
12
18
24
30
hrs
Uveal tract/Retina
Brain

Planned Phase 2* to enroll patients with diagnosed dry AMD and measurable GA

Screening:

- Age: ≥ 50
- Diagnosis of dry AMD
- BCVA ≥ 24 letters (ETDRS)
- GA lesion ≥ 2.5 and ≤17.5mm^2

Assessments:

- *Primary endpoints*:
  - Change in GA lesion using fundus autofluorescence (FAF)
- *Secondary endpoints*:
  - Low luminance visual acuity (LLVA)
  - Best-corrected visual acuity (BCVA)
  - Optical coherence tomography (OCT)

30

* Subject to discussion with FDA

COGNITION Therapeutics

Financial Position Capital Markets • IPO priced Oct 8 $45.2 million • Overallotment exercised Nov 15 $6.8 million - Total IPO proceeds (gross) $52.0 million NIA funding for CT1812 studies • Preclinical through Phase 2 studies $168.4 million • Approximate funding used ($58.0 million) - Available NIA funding $110.4 million

Thank You James O’Brien Chief Financial Officer 203 - 536 - 1797 jobrien@cogrx.com Lisa Ricciardi President & CEO 917 - 658 - 5789 lricciardi@cogrx.com